TRANSAMERICA PARTNERS FUNDS GROUP

and

TRANSAMERICA PARTNERS FUNDS GROUP II

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statement of Additional Information

* * *

Transamerica Partners Mid Value

Transamerica Partners Institutional Mid Value

Effective on or about May 1, 2014, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Cramer, Rosenthal, McGlynn, LLC with respect to Transamerica Partners Mid Value Portfolio (the “portfolio”), the underlying master fund in which all of the assets of Transamerica Partners Mid Value and Transamerica Partners Institutional Mid Value (each, a “fund”; the portfolio and each fund, collectively, the “funds”) are invested, and will enter into a new investment sub-advisory agreement with Thompson, Siegel & Walmsley LLC with respect to the portfolio. An information statement will be mailed to each fund’s shareholders to provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser, breakpoints will be added to the funds’ advisory fee schedule.

The funds’ investment adviser, TAM, and the other sub-adviser for the portfolio, J.P. Morgan Investment Management, Inc., will remain the same.

Effective on or about May 1, 2014, the following information will supplement and supersede any contrary information contained in each fund’s Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) concerning the fund:

SUB-ADVISER:

Thompson, Siegel & Walmsley LLC, a majority-owned subsidiary of Old Mutual (US) Holdings, Inc., a wholly-owned subsidiary of Old Mutual plc., has been a registered investment adviser since 1970. As of December 31, 2013, Thompson, Siegel & Walmsley LLC has approximately $7.4 billion in total assets under management. The sub-adviser’s principal business address is 6806 Paragon Place, Suite 300, Richmond, VA 23230.

PORTFOLIO MANAGER:

Name	Sub-Adviser	Positions Over Past Five Years
Brett P. Hawkins, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2014; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2001

ADVISORY FEES:

Effective on or about May 1, 2014, TAM will receive compensation, calculated daily and paid monthly, at the indicated annual rates (expressed as a percentage of the fund’s average daily net assets):

First $750 million	0.67%
Over 750 million up to $1.5 billion	0.665%
Over $1.5 billion up to $2 billion	0.655%
In excess of $2 billion	0.6475%

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Investors Should Retain this Supplement for Future Reference

January 29, 2014

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